UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

Commission File Number: 333-169014

American Energy Development Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	27-2304001 (I.R.S. Employer Identification No.)

1230 Avenue of the Americas, 7th Floor, New York, NY 10020 (Address of principal executive offices) (855) 645-2332 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 16, 2012, American Energy Development Corp., a Nevada corporation, (the “Registrant”), filed its Current Report on Form 8-K (“Original Report”) to report the Registrant’s  acquisition of all of the issued and outstanding shares of Reservoir Resources Limited (the “Acquisition”) on March 12, 2012.  The Registrant is filing this Amendment No. 1 to the Original Report (this “Amendment”) to amend and supplement the Original Report to provide (i) the audited financial statements of Reservoir Resources Limited for the years ended December 31, 2011 and 2010, as required by Item 9.01 of Form 8-K and (ii) the unaudited pro forma financial statements of the Registrant giving effect to the Registrant’s acquisition of Reservoir Resources Limited as of December 31, 2011 and as of June 30, 2011, as required by Item 9.01 of Form 8-K.  No other modifications to the Original Report are being made by this Amendment No. 1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 12, 2012, American Energy Development Corp. (the “Registrant”) closed the Agreement (the “Purchase Agreement”) with Pepper Canister Nominees Limited (the “Seller”) pursuant to which the Registrant acquired all of the issued and outstanding shares of the Seller’s wholly-owned subsidiary, Reservoir Resources Limited (“Reservoir Resources”), in exchange for the purchase price of 12,500,000 shares of the Registrant’s common stock (“Purchase Price”). Reservoir Resources, through its wholly-owned subsidiary, Fairfax Shelfco 307 Limited (“Fairfax 307”), is the owner of a ninety-five percent (95%) share in the Petroleum Exploration and Development Licence for UK Onshore Block SU97, known as licence PEDL236 (the “Licence”), which grants to Fairfax 307 an exclusive licence during the term of the Licence to search, bore for and obtain petroleum in UK Onshore Block SU97, a 24,700 acre onshore exploration prospect located in the Weald Basin in Windsor, United Kingdom. Reservoir Resources also owns two-dimensional seismic data and information relating to certain areas of the Licence.

Pursuant to the terms of the Purchase Agreement and the Licence, the Registrant is subject to development requirements which specify that the Registrant must drill a minimum of one well to a depth of 400 meters to be spudded prior to December 31, 2012 (“Target Date”). The Target Date may be extended to March 13, 2013 if a force majeure event occurs.  If the Registrant fails to drill to such depth in accordance with the Licence on or before the Target Date, the Seller will have the option for a period of sixty (60) days after the Target Date to: (i) cancel the Purchase Agreement and re-acquire all of the shares of Reservoir Resources, and (ii) retain 6,250,000 shares issued to the Seller as part of the Purchase Price and return the remaining 6,250,000 shares to the Registrant for cancellation.

Also, pursuant to the terms of the Purchase Agreement, the Registrant and the Seller have agreed, after the closing of the Purchase Agreement, to create an overriding royalty interest agreement in which the Registrant will grant to the Seller an overriding royalty interest of 2.5% of the overall gross market value at the time of production of all oil and gas produced from the licensed areas from proceeds of the sale of oil and gas produced. This brief description of the Purchase Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Purchase Agreement as attached as Exhibit 10.1 to the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on September 20, 2011.

The shares of Registrant’s common stock issued to the Seller were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 2.01 for a description of the Purchase Agreement and the disclosure related to the issuance of 12,500,000 shares of Registrant’s common stock to the Seller, which are hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On March 16, 2012, the Registrant issued a press release to announce the closing of the Purchase Agreement and the acquisition of Reservoir Resources.  A copy of the release is attached as Exhibit 99.1 in the Registrant’s Original Report.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements are set forth below:

The audited financial statements of Reservoir Resources Limited for the years ended December 31, 2011 and 2010 and the accompanying notes to those financial statements.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Reservoir Resources Limited
New York, NY

We have audited the accompanying balance sheets of Reservoir Resources Limited (an exploration stage company) as of December 31, 2011 and 2010, and the related statements of operations, stockholder’s equity (deficit), and cash flows for the years then ended and for the period from inception (January 25, 2008) through December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reservoir Resources Limited (an exploration stage company) as of December 31, 2011 and 2010, and the results of its operations and cash flows for the years then ended and for the period from inception (January 25, 2008) through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 3, the Company has incurred recurring operating losses and has an accumulated deficit.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 3.  The financial statements do not include any adjustments may result from the outcome of this uncertainty.

Q Accountancy Corporation

Irvine, California
May 29, 2012

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2011	2010
ASSETS

CURRENT ASSETS
Cash	$250	$2,330
Total current assets	250	2,330

Oil and gas license, unevaluated	42,400	39,730
TOTAL ASSETS	$42,650	$42,060

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$19,461	$7,202
Total current liabilities	19,461	7,202

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' EQUITY (DEFICIT)

Common Stock; 1,000,000 shares authorized, $1.47 par value (€1.00 par value); 50,000 shares issued and outstanding as of December 31, 2011 and 2010, respectively	73,685	73,685
Accumulated deficit	(43,820)	(33,050)
Accumulated other comprehensive income/(loss)	(6,676)	(5,777)
Total stockholders' equity (deficit)	23,189	34,858

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$42,650	$42,060

 The accompanying notes are an integral part of these financial statements.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS

	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD FROM INCEPTION (JANUARY 25, 2008) THROUGH DECEMBER 31, 2011

REVENUES	$-	$-	$-

OPERATING EXPENSES
General and administrative	10,240	2,081	43,907
TOTAL OPERATING EXPENSES	10,240	2,081	43,907

LOSS FROM OPERATIONS	(10,240)	(2,081)	(43,907)

OTHER INCOME (EXPENSE)
Foreign currency exchange gain/(loss)	(530)	617	87
TOTAL OTHER INCOME (EXPENSE)	(530)	617	87

NET LOSS BEFORE INCOME TAXES	(10,770)	(1,464)	(43,820)

INCOME TAX (BENEFIT) EXPENSE	-	-	-

NET LOSS	$(10,770)	$(1,464)	$(43,820)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	50,000	50,000

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	$(0.22)	$(0.03)

The accompanying notes are an integral part of these financial statements.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM INCEPTION (JANUARY 25, 2008)  THROUGH DECEMBER 31, 2011

			Other		Total
	Stock		Comprehensive	Accumulated	Stockholders’
	Shares	Amount	Income/(Loss)	Deficit	Deficit

Balance - January 25, 2008	-	$-	$	$-	$-

Stock issued for cash	50,000	73,685	-	-	73,685

Foreign currency translation gain/(loss)	-	-	(5,107)	-	(5,107)

Net Loss	-	-	-	(31,586)	(31,586)

Balance December 31, 2009	50,000	73,685	(5,107)	(31,586)	36,992

Foreign currency translation gain/(loss)	-	-	(670)		(670)

Net Loss	-	-	-	(1,464)	(1,464)

Balance - December 31, 2010	50,000	73,685	(5,777)	(33,050)	34,858

Foreign currency translation gain/(loss)	-	-	(899)	-	(899)

Net Loss	-	-		(10,770)	(10,770)

Balance - December 31, 2011	50,000	$73,685	$(6,676)	$(43,820)	$23,189

The accompanying notes are an integral part of these financial statements.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE PERIOD FROM INCEPTION (JANUARY 25, 2008) THROUGH DECEMBER 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,770)	$(1,464)	$(43,820)

Change in assets and liabilities
Increase in accounts payable and accrued expenses	12,259	5,159	19,461
Net cash provided by (used in) operating activities	1,489	3,695	(24,359)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Oil and gas license costs, unevaluated	(2,670)	(9,870)	(42,400)
Net cash (used in) investing activities	(2,670)	(9,870)	(42,400)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds received from issuance of common stock	-	-	73,685
Net cash provided by financing activities	-	-	73,685

EFFECT OF EXCHANGE RATES ON CASH	(899)	(670)	(6,676)

NET INCREASE (DECREASE) IN CASH	(2,080)	(6,845)	250

CASH - BEGINNING OF PERIOD	2,330	9,175	-

CASH - END OF PERIOD	$250	$2,330	$250

The accompanying notes are an integral part of these financial statements.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

NOTE 1- NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Nature of Operations

On January 25, 2008, Reservoir Resources Limited (the “Company”) was formed in Dublin, Ireland.  Our principal business is the acquisition of leasehold interests in petroleum and natural gas rights, either directly or indirectly, and the exploitation and development of properties subject to these leases.   In these notes, the terms “Reservoir”, “Company”, “we”, “us” or “our” mean Reservoir Resources Limited.

On September 4, 2008, the Company formed a wholly owned subsidiary, Fairfax  Shelfco 307 Ltd.,  a Company formed in the United Kingdom for the purpose of developing our UK Onshore Block SU97.

Exploration Stage

The Company has not produced any revenues from its principal business and is in the exploration stage company as defined by ASC 915, Development Stage Entities.

The Company is engaged in the acquisition, exploration, development and producing of oil and gas properties.  As of December 31, 2011, the Company owns a 95% working interest in the UK Onshore Block SU97.

The Company’s success will depend in large part on its ability to obtain and develop oil interests within the United States and other countries. There can be no assurance that oil and gas properties obtained by the Company will contain reserves or that properties with reserves will be profitable to extract. The Company will be subject to local and national laws and regulations which could impact our ability to execute our business plan.

As discussed in Note 3, the accompanying financial statements have been prepared assuming the Company will continue as a going concern.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with the Generally Accepted Accounting Principles in the United States of America ("GAAP") and are expressed in United States dollars (“USD”).
NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods.  Actual results could materially differ from those estimates.

Principles of Consolidation

We consolidate all investments in which we have more than a 50% voting interest. The accompanying consolidated financial statements include the accounts of Reservoir Resources Limited and our wholly owned subsidiary Fairfax Shelfco 307 Ltd., a United Kingdom registered company.  All significant intercompany accounts and transactions have been eliminated in consolidation.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

NOTE 2-    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency Translation and Transaction

The functional currency for Reservoir Resources Limited and subsidiaries is the Euro.  Reservoir translates assets and liabilities to US dollars using period-end exchange rates, fixed assets using historical exchange rates, and translates revenues and expenses using average exchange rates during the period.  Exchange gains and losses arising from translation of foreign entity financial statements are included as a component of other comprehensive loss.

Transactions denominated in currencies other than the functional currency of the legal entity are re-measured to the functional currency of the legal entity at the period-end exchange rates.  Any associated transactional currency re-measurement gains and losses are recognized in current operations.

Comprehensive Loss

Comprehensive loss reflects changes in equity that results from transactions and economic events from non-owner sources.  The Company had $899 and $670 in accumulated other comprehensive loss for the years ended December 31, 2011 and 2010, respectively, from its foreign currency translation.  As a result, total comprehensive losses for the years ended December 31, 2011 and 2010 were $69,883 and $58,726, respectively.

Revenue Recognition

The Company recognizes oil and gas revenue, if any, from interests in producing wells using the “sales method.” Under this method of accounting, revenues are recognized based on volumes sold, which may differ from the volume to which we are entitled based on our working interest. An imbalance is recognized as a liability only when the estimated remaining reserves will not be sufficient to enable the under–produced owner(s) to recoup its entitled share through future production.  Under the  sales  method, no receivables are recorded where we have taken less than our share of production. We had no net imbalance position at December 31, 2011 and 2010.

Concentration of Credit Risk

The Company collects its receivables on its working interests in oil and gas properties from the well operators. As such, the Company generally has relatively few customers. These receivables are unsecured and the Company performs ongoing credit evaluations of the well operators’ financial condition whenever necessary. Bad debt is recognized on an account-by-account review after all means of collection have been exhausted and recovery is not probable. There has been no bad debt expense for the years ended December 31, 2011 and 2010.

Oil and Gas Properties

The Company follows the full cost method of accounting for its investments in oil and gas properties. Under the full cost method, all costs associated with the exploration of properties are capitalized into appropriate cost centers within the full cost pool.  Internal costs that are capitalized are limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken and do not include any costs related to production, general corporate overhead, or similar activities.  Cost centers are established on a country-by-country basis.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

NOTE 2-    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Oil and Gas Properties (Continued)

Capitalized costs within the cost centers are amortized on the unit-of-production basis using proved oil and gas reserves. The cost of investments in unproved properties and major development projects are excluded from capitalized costs to be amortized until it is determined whether or not proved reserves can be assigned to the properties. Until such a determination is made, the properties are assessed annually to ascertain whether impairment has occurred.  The costs of drilling exploratory dry holes are included in the amortization base immediately upon determination that the well is dry.

For each cost center, capitalized costs are subject to an annual ceiling test, in which the costs shall not exceed the cost center ceiling.  The cost center ceiling is equal to i) the present value of estimated future net revenues computed by applying current prices of oil and gas reserves (with consideration of price changes only to the extent provided by contractual arrangements) to estimated future production of proved oil and gas reserves as of the date of the latest balance sheet presented, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions;  plus ii) the cost of properties not being amortized; plus iii) the lower of cost or estimated fair value of unproven properties included in the costs being amortized; less iv) income tax effects related to differences between the book and tax basis of the properties.  If unamortized costs capitalized within a cost center, less related deferred income taxes, exceed the cost center ceiling, the excess is charged to expense and separately disclosed during the period in which the excess occurs.

Asset Retirement Obligations

ASC 410, Asset Retirement and Environmental Obligations addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs.    Specifically, ASC 410 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made.  In addition, the asset retirement cost is capitalized as part of the asset’s carrying value and subsequently allocated to expense over the asset’s useful life.

Fair Value of Financial Instruments

Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments approximate the carrying values of such instruments due to their short-term maturity.

Recoverability of Long-Lived Assets

The Company has adopted Accounting Standards Codification subtopic 360-10, Property, Plant and Equipment (“ASC 360-10”).  ASC 360-10 requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Events relating to recoverability may include significant unfavorable changes in business conditions or a forecasted inability to achieve break-even operating results over an extended period.  The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows.  Should impairment in value be indicated, the carrying value of intangible assets would be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.  ASC 360-10 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

NOTE 2-    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Share-Based Compensation

The Company accounts for share-based compensation in accordance with Accounting Standards Codification subtopic 718-10, Stock Compensation (“ASC 718-10”).  This requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors, including employee stock options and employee stock purchases related to an Employee Stock Purchase Plan based on the estimated fair values.

As of December 31, 2011, there were no outstanding employee stock options.

Recent Accounting Pronouncements

In December 2008, the SEC issued Release No. 33-8995,Modernization of Oil and Gas Reporting (ASC 2010-3), which amended the oil and gas disclosures for oil and gas producers contained in Regulations S-K and S-X, and added a section to Regulation S-K (Subpart 1200) to codify the revised disclosure requirements in Securities Act Industry Guide 2, which was eliminated. The goal of Release No. 33-8995 is to provide investors with a more meaningful and comprehensive understanding of oil and gas reserves. Energy companies affected by Release No. 33-8995 are now required to price proved oil and gas reserves using the unweighted arithmetic average of the price on the first day of each month within the 12-month period prior to the end of the reporting period, unless prices are defined by contractual arrangements, excluding escalations based on future conditions. SEC Release No. 33-8995 is effective beginning for financial statements for fiscal years ending on or after December 31, 2009. The Company adopted SEC Release No. 33-8995 effective December 31, 2009. The adaption of SEC Release No. 33-8995 did not have a material impact on the Company's operating results, financial position or cash flows.

In January 2010, the Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Update (ASU) No. 2010-03 Oil and Gas Estimation and Disclosures  (ASU 2010-03). This update aligns the current oil and natural gas reserve estimation and disclosure requirements of the Extractive Industries Oil and Gas topic of the FASB Accounting Standards Codification (ASC Topic 932) with the changes required by the SEC final rule ASU 2010-3. As discussed above, ASU 2010-03 expands the disclosures required for equity method investments, revises the definition of oil- and natural gas-producing activities to include nontraditional resources in reserves unless not intended to be upgraded into synthetic oil or natural gas, amends the definition of proved oil and natural gas reserves to require 12-month average pricing in estimating reserves, amends and adds definitions in the Master Glossary that is used in estimating proved oil and natural gas quantities and provides guidance on geographic area with respect to disclosure of information about significant reserves. ASU 2010-03 must be applied prospectively as a change in accounting principle that is inseparable from a change in accounting estimate and is effective for entities with annual reporting periods ending on or after a change in accounting estimate and is effective for entities with annual reporting periods ending on or after December 31, 2009. The Company adopted ASU 2010-03 effective December 31, 2009.

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

RESERVOIR RESOURCES LIMITED
(AN EXPLORATION STAGE COMPANY)
  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

NOTE 3-           GOING CONCERN

The Company is in the exploration stage, has no revenue, has incurred a net loss of $43,820 since inception and has a working capital deficit of $19,211 as of December 31, 2011.  These factors raise substantial doubt about the Company's ability to continue as a going concern.  Additional debt and equity financing will be required by the Company to fund its development activities to monetize economically recoverable oil and gas reserves and to support operations.  However, there is no assurance that the Company will be able to obtain additional financing to further its ongoing exploration activities so that profitable operations can be attained.

Management is currently devoting substantially all of its efforts to begin the exploitation of its existing oil and gas license and recover as much of the resources available.  The Company also continues to search for additional productive properties.  There can be no assurance that the Company's efforts will be successful, or that those efforts will translate in a beneficial manner to the Company. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

NOTE 4-   OIL AND GAS PROPERTIES (LICENSE)

On July 1, 2008, the Company acquired a 95% working interest in the UK Onshore License PEDL (Petroleum Exploration and Development License) 236, Block SU 97.  The UK Onshore Block SU97 is a 24,700 acre (100 square kms) onshore exploration prospect located in the Weald Basin in Windsor, United Kingdom.  The Company also owns two-dimensional seismic data and information relating to certain areas of the License.  As of December 31, 2011 and 2010, the Company had capitalized $42,400 and $39,730, respectively of costs associated with the license.  The license was granted for a period of six years and expires on June 30, 2014.

NOTE 5- COMMON STOCK

The Company was established with one class of stock, stock – 1,000,000 shares authorized at €1 per share.

On January 25, 2008, the Company issued 50,000 shares of stock to its officers and directors for $73,685 USD or 50,000 EURO (€1 per share).

NOTE 6- COMMITMENTS AND CONTINGENCIES

The Company is subject to development requirements under the terms of the oil and gas property license which specify that the Company must drill a minimum of one well to a depth of 400 meters to be spudded prior to December 31, 2012 (“Target Date”). The Target Date may be extended to March 13, 2013 if a force majeure event occurs.

NOTE 7-    SUBSEQUENT EVENTS

On March 12, 2012, the stockholders sold 100% of the issued and outstanding stock of the Company to American Energy Development Corp. (“AEDC”) in exchange for 12,500,000 shares of AEDC’s common stock.

(b) Pro forma financial information.

The following is the unaudited pro forma combined financial information of the Registrant and its subsidiaries giving effect to the Registrant’s acquisition of Reservoir Resources Limited.

On March 12, 2012, the Registrant closed an agreement with Pepper Canister Nominees Limited pursuant to which the Registrant acquired all of the issued and outstanding shares of Reservoir Resources Limited in exchange for the purchase price of 12,500,000 shares of the Registrant’s common stock.  Reservoir Resources Limited, through its wholly-owned subsidiary, Fairfax Shelfco 307 Limited, is the owner of a ninety-five percent (95%) share in the Petroleum Exploration and Development License for UK Onshore Block SU97, known as license PEDL236, which grants to Fairfax 307 an exclusive license during the term of the License to search, bore for and obtain petroleum in UK Onshore Block SU97, a 24,700 acre onshore exploration prospect located in the Weald Basin in Windsor, United Kingdom.  The PEDL236 license expires on June 30, 2014.  The Registrant is providing a pro forma balance sheet at December 31, 2011 and pro forma statement of operations at December 31, 2011 and June 30, 2011 as shown below for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma combined balance sheet as of December 31, 2011 combines the balance sheets of the Registrant and Reservoir Resources Limited and gives pro forma effect to the above transaction as if it happened on the balance sheet date. The unaudited pro forma combined statements of operations combine the statement of operations of the Registrant and Reservoir Resources Limited for Reservoir Resources Limited’s fiscal year ended December 31, 2011 and for the Registrant’s fiscal year ended June 30, 2011 giving pro forma effect to the above transaction as if it happened on December 31, 2011 and June 30, 2011, respectively.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of Reservoir Resources Limited appearing elsewhere herein, and the historical financial statements of the Registrant, as filed with the Securities and Exchange Commission. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

AMERICAN ENERGY DEVELOPMENT CORP.
(AN EXPLORATION STAGE COMPANY)
UNAUDITED PRO FORMA BALANCE SHEET
DECEMBER 31, 2011

	AMERICAN ENERGY DEVELOPMENT CORP.	RESERVOIR RESOURCES LIMITED	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED

ASSETS

CURRENT ASSETS
Cash	$13,242	$250	-		$13,492
Accounts receivable	1,814	-	-		1,814
Total current assets	15,056	250	-		15,306

Oil and Gas Properties
Unproved	1,839,434	42,400	12,470,135	(A), (B)	14,351,969

TOTAL ASSETS	$1,854,490	$42,650	12,470,135		$14,367,275

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	300,277	19,461	-		319,738
Loans from stockholders	153,450	-	-		153,450
Total current liabilities	453,727	19,461	-		473,188

TOTAL LIABILITIES	453,727	19,461	-		473,188

STOCKHOLDERS' DEFICIT
Preferred stock	-	-	-		-
Share capital	-	73,685	(73,685)	(B)	-
Common stock	87,207	-	12,500	(A)	99,707
Additional paid-in capital	1,688,850	-	12,487,500	(A)	14,176,350
Deficit accumulated during exploration stage	(375,294)	(43,820)	43,820	(B)	(375,294)
Accumulated other comprehensive loss	-	(6,676)	-		(6,676)
Total stockholders' deficit	1,400,763	23,189	12,470,135		13,894,087

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,854,490	$42,650	$12,470,135		$14,367,275

(A) - To record the purchase price and issuance of 12,500,000 shares of common stock of the Registrant (AEDC) for the acquisition of 100% of the outstanding share capital of Reservoir Resources Limited for the UK Onshore Block SU97 license.

(B) - To eliminate the share capital and accumulated deficit of Reservoir Resources Limited.

AMERICAN ENERGY DEVELOPMENT CORP.
(AN EXPLORATION STAGE COMPANY)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
DECEMBER 31, 2011

	AMERICAN ENERGY DEVELOPMENT CORP.	RESERVOIR RESOURCES LIMITED	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUE
Oil Sales	$2,276	$-	$-	$2,276

Operating Costs	164	-	-	164

TOTAL REVENUE	$2,112	$-	$-	$2,112

OPERATING EXPENSES
General and administrative	238,930	10,240	-	249,170
TOTAL OPERATING EXPENSES	238,930	10,240	-	249,170

NET LOSS BEFORE OTHER EXPENSE	(236,818)	(10,240)	-	(247,058)

OTHER INCOME (EXPENSE)
Interest Expense	(1,949)	-	-	(1,949)
Foreign currency exchange gain/(loss)	-	(530)	-	(530)
Total other expense	(1,949)	(530)	-	(2,479)

NET INCOME (LOSS)	$(238,767)	$(10,770)	$-	$(249,537)

AMERICAN ENERGY DEVELOPMENT CORP.
(AN EXPLORATION STAGE COMPANY)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
JUNE 30, 2011

	AMERICAN ENERGY DEVELOPMENT CORP.	RESERVOIR RESOURCES LIMITED	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

NET REVENUE	$-	$-	$-	$-

OPERATING EXPENSES
General and administrative	122,444	2,106	-	124,550
TOTAL OPERATING EXPENSES	122,444	2,106	-	124,550

NET LOSS BEFORE OTHER EXPENSE	(122,444)	(2,106)	-	(124,550)

OTHER INCOME (EXPENSE)
Interest Expense	(3,000)	-	-	(3,000)
Total other expense	(3,000)	-	-	(3,000)

NET INCOME (LOSS)	$(125,444)	$(2,106)	$-	$(127,550)

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 16, 2012. *

*Previously filed in the Registrant's Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 1, 2012	American Energy Development Corp.

	By:	/s/ Joel Felix
Joel Felix
Chief Financial Officer